                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                 FORM 8 - K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


                                Date of Report
                      (Date of earliest event reported):
                               April 18, 2007

                        THE BANK OF NEW YORK COMPANY, INC.
                        ----------------------------------
              (exact name of registrant as specified in its charter)


            NEW YORK                 001-06152               13-2614959
            --------                 ---------               ----------
   (State or other jurisdiction    (Commission            (I.R.S. employer
       of incorporation)            file number)       identification number)


         One Wall Street, New York, NY                          10286
         -----------------------------                          -----
    (Address of principal executive offices)                  (Zip code)


                                    212-495-1784
                                    ------------
                           (Registrant's telephone number,
                                   including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  Results of Operations and Financial Condition
           ---------------------------------------------

     On April 18, 2007, The Bank of New York Company, Inc. issued a press release containing unaudited interim financial information and accompanying discussion for the first quarter of 2007. Exhibit 99.1 is a copy of such press release and is incorporated herein by reference.

     The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.


Forward-Looking Statements

     The information presented here may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including (i) statements about the expected benefits of the transaction between The Bank of New York Company, Inc. and Mellon
Financial Corporation, including future financial and operating results, cost savings, enhanced revenues, expected market position of the combined company, and the accretion or dilution to reported earnings and to cash earnings that may be realized from the transaction;
(ii) statements about The Bank of New York Company, Inc.'s and Mellon Financial Corporation's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "will," "highly attractive," "expect," "extraordinarily strong and rapidly growing competitor," "synergies," "opportunities," "superior returns," "well-positioned,"
"pro forma," and similar phrases. These statements are based upon the current beliefs and expectations of The Bank of New York Company, Inc.'s and Mellon Financial Corporation's management and are subject to significant risks and uncertainties. Actual results may differ from those indicated in the forward-looking statements. The Company will not update these statements as a result of changes in circumstance or new facts, or for any other reason.

     The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of The Bank of New York Company, Inc. and Mellon Financial Corporation may not be integrated successfully or the integration may be more difficult, time-consuming or costly than expected; (2) the combined company may not realize, to the extent or at the time the Company expects, revenue synergies and cost savings from the transaction; (3) revenues following the transaction may be lower than expected as a result of losses of customers or other reasons; (4) deposit attrition, operating costs, customer loss and business disruption following the transaction, including difficulties in maintaining relationships with employees, may be greater than expected; (5) governmental approvals of the transaction may not be obtained on the proposed terms or expected timeframe; (6) The Bank of New York Company, Inc.'s or Mellon Financial Corporation's shareholders may fail to approve the transaction; (7) a weakening of the economies in which the combined company will conduct operations may adversely affect the Company's operating results; (8) the U.S. and foreign legal and regulatory framework could adversely affect the operating results of the combined company; and (9) fluctuations in interest rates, currency exchange rates and securities prices may adversely affect the operating results of the combined company. Additional factors that could cause The Bank of New York Company, Inc.'s and Mellon Financial Corporation's results to differ materially from those described in the forward-looking statements can be found in The Bank of New York Company, Inc.'s and Mellon Financial Corporation's reports (such as Annual Reports on Form
10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet site ( http://www.sec.gov ).

Additional Information About the Mellon Transaction

     In connection with the proposed transaction, The Bank of New York Mellon Corporation, an entity formed by The Bank of New York Company, Inc. and Mellon Financial Corporation for purposes of facilitating the proposed transaction, filed a registration statement on Form S-4 (Registration
No. 333-140863) containing a joint proxy statement/prospectus with the Securities and Exchange Commission on February 23, 2007 that became effective on April 17, 2007. Shareholders are urged to read the joint proxy statement/prospectus (including all amendments and supplements to it) regarding the proposed transaction because it contains important information. Shareholders may obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about The Bank of New York Company, Inc. and Mellon Financial Corporation, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and other SEC filings that are incorporated by reference in the joint proxy statement/prospectus are also available, without charge, from The Bank of New York Company, Inc., Investor Relations, One Wall Street, 31st Floor, New York, New York 10286 (212-635-1578) or from Mellon Financial Corporation, Secretary of Mellon Financial Corporation, One Mellon Center, Pittsburgh, Pennsylvania 15258-0001 (800-205-7699).

     Directors and executive officers of The Bank of New York Company, Inc.
and Mellon Financial Corporation and other persons may be deemed to be participants in the solicitation of proxies from the shareholders of The Bank of New York Company, Inc. and/or Mellon Financial Corporation in respect of the proposed transaction. Information about the directors and executive officers of The Bank of New York Company, Inc. is set forth in the proxy statement for The Bank of New York Company, Inc.'s 2007 annual meeting of shareholders, as filed with the SEC on March 14, 2007. Information about the directors and executive officers of Mellon Financial Corporation is set forth in the proxy statement for Mellon Financial Corporation's 2007 annual meeting of shareholders, as filed with the SEC on March 19, 2007.

     Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus when it becomes available.



ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

Index to and Description of Exhibits

(d)  Exhibit        Description
     -------        -----------
      99.1          Unaudited interim financial information and accompanying
                    discussion for the first quarter of 2007 contained in the press release dated April 18, 2007, of The Bank of New
                    York Company, Inc.

                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 18, 2007

                                         THE BANK OF NEW YORK COMPANY, INC.
                                         (Registrant)


                                         By: /s/ Thomas J. Mastro
                                         ------------------------
                                         Name:   Thomas J. Mastro
                                         Title:  Comptroller

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.     Description
-----------     -----------
   99.1         Unaudited interim financial information and accompanying
                discussion for the first quarter of 2007 contained in the press release dated April 18, 2007, of The Bank of New York
                Company, Inc.